Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Merrill Lynch & Co., Inc. (the “Company”) on Form 10-K for the period ended December 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Stanley O’Neal, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 26, 2007

/s/ E. Stanley O’Neal
E. Stanley O’Neal
Chairman of the Board and Chief Executive Officer